UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 18, 2016

SEACHANGE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-21393	04-3197974
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 Nagog Park, Acton, MA		01720
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (978) 897-0100

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2016, upon the recommendation of the Corporate Governance and Nominating Committee of SeaChange International, Inc. (“SeaChange”), the Board of Directors of SeaChange (the “Board”) elected William Francis Markey, III as a Class II Director of SeaChange (with a term to expire at the 2016 Annual Meeting of stockholders) and appointed Mr. Markey as a member of the Compensation Committee of the Board.

Since October 2002, Mr. Markey has been the Founder and President of the Relevant C Business Group (RCBG), a private consulting firm that assists telecommunications, media and technology companies with strategy and execution, often for emerging technologies. Previously, Mr. Markey co-founded Ucentric Systems, a software company that provided connected home software solutions to television operators, which was acquired by Motorola in 2005. He held management roles in 3Com and Motorola operations that served the television industry, and held prior roles with Pacific Telesis and Preview Media. He is a member of the advisory boards of Gainspeed and BandwidthX. He is a former member of Concurrent Computer’s advisory board and was a trustee and vice chairman of Quest Academy in Palatine, IL.

As a non-employee director, Mr. Markey is entitled to compensation and reimbursement of certain expenses pursuant to SeaChange’s director compensation policies. In accordance with such policies, upon his election to the Board, the Compensation Committee of the Board granted Mr. Markey a new director award of restricted stock units equivalent to $100,000.00 (valued at the market close on March 17, 2016) of SeaChange common stock, to be vested over three (3) years from the grant date and an annual award of restricted stock units equivalent to $50,000.00 (valued at the market close on March 17, 2016) of SeaChange common stock, to be vested one (1) year from the date of grant.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following Exhibits are furnished as part of this report:

Exhibit No.	Description

99.1	Press Release, dated as of March 22, 2016, by SeaChange International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEACHANGE INTERNATIONAL, INC.

By:	/s/ Anthony C. Dias
Anthony C. Dias
Chief Financial Officer, Senior Vice President Finance and Administration, and Treasurer

Dated: March 22, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated as of March 22, 2016, by SeaChange International, Inc.